                                                                   Exhibit 10.10

                           AMENDMENT NO. 3 TO LEASE


     THIS AMENDMENT NO. 3 TO LEASE (the "Third Amendment") is made and entered into as of the 20/th/ day of January, 2000 between Landlord and Tenant named
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below.

LANDLORD:           LONG WHARF DRIVE, LLC
                    310 Orange Street
                    New Haven, CT 06511

TENANT:             dsl.net, incorporated
                    545 Long Wharf Drive
                    New Haven, CT 06511

BUILDING:           545 Long Wharf Drive
                    New Haven, CT 06511

     WHEREAS, Landlord and Tenant executed a lease (the "Initial Lease") dated as of February 5, 1999 (as amended by the amendments more particularly described below, collectively the "Lease"), by which Tenant leased 12,078 rentable square feet on the fifth (5/th/) floor of the Building (the "Initial Premises"); and

     WHEREAS, by Amendment No. 1 to Lease dated as of June 9, 1999 (the "First Amendment"), Tenant leased an additional 19,422 rentable square feet on the fifth (5/th/) floor of the Building, thereby increasing the size of the entire Premises to 31,500 rentable square feet; and

     WHEREAS, by Amendment No. 2 to Lease (the "Second Amendment"), Tenant leased an additional 15,600 rentable square feet of space on the ninth (9/th/) floor in the Building (the "Ninth Floor Space"), which, upon the commencement dates thereof, as more particularly described in said Second Amendment, shall increase the size of the entire Premises to 47,100 rentable square feet; and

     WHEREAS, for the purposes of this Third Amendment, the term "Premises" shall be equivalent to 31,500 rentable square feet, and shall not include the Ninth Floor Space; and,

     WHEREAS, pursuant to Section 5C(b) of the Initial Lease and Section 2(d) of the First Amendment, Landlord shall provide Tenant an Improvement Allowance and Additional Space Improvement Allowance (collectively, the "Allowance") in an amount equal to Twelve and 00/100 Dollars ($12.00) per rentable square foot of the Premises; and

     WHEREAS, Tenant has substantially completed the Construction Work and the Improvements, as said terms are defined in the Initial Lease and the First Amendment respectively; and

     WHEREAS, pursuant to Section 5C(b) of the Initial Lease and Section 2(d) of the First Amendment, Landlord has delivered to Tenant a final accounting of Tenant's Costs and Tenant's

Additional Space Costs (collectively, the "Costs"), which accounting states that said Costs total the sum of Three Hundred Ninety-Three Thousand Eight Hundred Sixty-One and 79/100 Dollars ($393,861.79), which sum is equal to Twelve and 50/100 Dollars ($12.50) per rentable square foot of the Premises; and

     WHEREAS, the Excess Tenant's Costs and Additional Space Excess Tenant's Costs, as said terms are defined in Section 5C(d) of the Initial Lease and
Section 2(d) of the First Amendment respectively (collectively, the "Excess Costs"), are Sixty-Three Thousand and 00/100 Dollars ($63,000.00), which sum is equal to Two and 00/100 Dollars ($2.00) per rentable square foot of the Premises, and which, pursuant to said provisions of the Lease, shall be payable by Tenant through an increase in annual Base Rent; and

     WHEREAS , the remaining balance of the Costs in excess of the Allowance ("Remaining Balance"), is Fifteen Thousand Seven Hundred Fifty and 00/100 Dollars ($15,750.00), which sum is equal to 50/100 Dollars ($.50) per rentable square foot of the Premises, and which, pursuant to Section 5C(c) of the Initial Lease and Section 2(e) the First Amendment, is to be payable by Tenant through a payment to Landlord of Additional Rent, and which payment has been received by Landlord; and

     WHEREAS, the parties wish to acknowledge the commencement of the Lease; and

     WHEREAS, Landlord and Tenant wish to execute an amendment of the Lease stating, among other things, the new Base Rent for the Premises, the new Additional Rent obligation of Tenant, and confirmation of the Lease commencement.

     NOW, THEREFORE, the parties to this Third Amendment, in consideration of the covenants hereinafter contained and the sum of One Dollar ($ 1.00) to each party paid by the other, the receipt of which is hereby acknowledged, do covenant and agree as follows:

     1. Unless otherwise stated herein, this Third Amendment is effective on the day and year written above. Further, all capitalized terms used in this Third Amendment, but not defined herein, shall have the same meanings ascribed thereto in the Lease.

     2. The Excess Costs shall, pursuant to the Lease, be fully amortized on a straight-line basis over the remaining initial term of the Lease using an annual interest factor of ten percent (10%) and payable through an increase in annual Base Rent. Thus, effective January 1, 2000, the annual Base Rent shall be increased in an amount equal to 49/100 Dollars ($.49) per rentable square foot and the paragraph entitled "Base Rent" in Paragraph 3 of the Lease shall be deleted in its entirety and replaced with the following:

          "Base Rent: The Base Rent payable during the initial Term shall be Four Hundred Fifty-Six Thousand Four Hundred Thirty-Five and 00/100 Dollars ($456,435.00) per annum (based on a per rentable square foot per annum rate of $14.49), which shall be payable in advance, in equal monthly installments of Thirty-Eight Thousand Thirty-Six and 25/100 Dollars ($38,036.25)."

     3. Landlord hereby acknowledges that Tenant has paid in full to Landlord the Remaining Balance of Fifteen Thousand Seven Hundred Fifty and 00/100 Dollars ($15,750.00) pursuant to Section 5C(c) of the Initial Lease and Section 2(e) of the First Amendment.

     4. In compliance with their respective obligations regarding the execution of a Commencement Date agreement, as set forth in subparagraph 2A of the Lease, the parties represent the following: (i) the Commencement Date, as defined in subparagraph 2A of the Lease, occurred on May 14, 1999 as to the Premises described in the Initial Lease; (ii) the Additional Space Commencement Date, as defined in subparagraph 2(a) of the First Amendment, occurred on August 9, 1999; (iii) as of the date hereof, the Premises consists of 31,500 rentable square feet and the Tenant's Proportionate Share is 11.80%; (iv) the Base Rent shall be as defined in Paragraph 3 hereof; (v) the Term of the Lease shall expire on May 31, 2005.

     5. The representations made in Paragraph 4 hereof do not include the Ninth Floor Space, as the commencement dates, the term, the rent and the increase in the size of the Premises associated with said space are separately described in the Second Amendment.

     6. Each party represents to the other that it has not dealt with any broker, agent or other intermediary who is or may be entitled to be paid a broker commission or finder's fee in connection with this Third Amendment, and each party agrees to indemnify the other and hold it harmless from all liabilities arising from breach of the representations stated above. The representations and obligations contained in this Paragraph 6 shall survive the termination of the Lease.

     7. Except as modified by this Third Amendment, the terms and provisions of the Lease are hereby confirmed and ratified, and that instrument shall remain in full force and effect as modified herein.
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     IN WITNESS WHEREOF,  Landlord and Tenant have signed this Amendment No. 3 to Lease as of the day and year first above written.

Signed, Sealed, and Delivered
in the Presence of:                   LANDLORD:

                                      LONG WHARF DRIVE, LLC


____________________________________  By: _______________________________

____________________________________  Its:


                                      TENANT:

                                      dsl.net, incorporated


____________________________________  By: _______________________________

____________________________________  Its Authorized Signatory
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STATE OF CONNECTICUT)
         ===========
                       ) ss.:  New Haven
COUNTY OF NEW HAVEN)
          ---------

     On this the 22nd day of December 1999, before me Theresa C. Meltese, the
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undersigned officer, personally appeared Alan A. BoLanc who acknowledged himself
                                         --------------
to be the VP Operations of DSL.net, and that she, as such VP Operations and
          -------------
being authorized to do so, executed the foregoing instrument for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    ____________________________________
                                    Theresa C. Maltse
                                    Notary Public
                                    My Commission Expires: 11/30/2003



STATE OF TEXAS)
                       ) ss.:
COUNTY OF BEXAR)

     On this the 3rd day of January, 2000, before me Diana Vaughan, the
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undersigned officer, personally appeared J. Stephen Suandby who acknowledged
                                         ------------------
himself to be the Vice President of SNET Real Estate, and that he, as such Vice
                  --------------    ----------------                       ----
President and being authorized to do so, executed the foregoing instrument for
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the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    ____________________________________
                                    Diana Vaughn
                                    Notary Public
                                    My Commission Expires: 07/17/2007